 As filed with the Securities and Exchange Commission on September 21, 2000
                                                           Registration No. 333-

================================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                             --------------------

                                   FORM S-8
                            REGISTRATION STATEMENT
                                     Under
                          THE SECURITIES ACT OF 1933

                             --------------------

                       FOCAL COMMUNICATIONS CORPORATION
            (Exact Name of Registrant as Specified in Its Charter)

            Delaware                                    36-4167094
  (State or Other Jurisdiction               (I.R.S. Employer Identification
        of Incorporation)                                  No.)


                     200 North LaSalle Street, Suite 1100
                            Chicago, Illinois 60601
                   (Address of Principal Executive Offices)

                          401(k) Profit Sharing Plan
                           (Full Title of the Plan)

                             --------------------

                               Joseph A. Beatty
             Executive Vice President and Chief Financial Officer
                       Focal Communications Corporation
                     200 North LaSalle Street, Suite 1100
                            Chicago, Illinois 60601
                    (Name and Address of Agent For Service)

                                (312) 895-8400
         (Telephone Number, Including Area Code, of Agent For Service)

                                With a copy to:
                             Elizabeth C. Kitslaar
                          Jones, Day, Reavis & Pogue
                                77 West Wacker
                         Chicago, Illinois 60601-1692
                                (312) 269-4114

                             --------------------

                        CALCULATION OF REGISTRATION FEE

======================================================================================================================
                                                                 Proposed            Proposed
                                                                  Maximum            Maximum
                                           Amount To Be       Offering Price        Aggregate             Amount Of
 Title Of Securities To Be Registered    Registered/(1)/      Per Share/(2)/   Offering Price/(2)/    Registration Fee
----------------------------------------------------------------------------------------------------------------------
Common Stock, par value $.01 per share       800,000             $20.81            $16,648,000            $4,396.00
======================================================================================================================

(1) Pursuant to Rule 416(c) under the Securities Act of 1933, this registration statement also covers an indeterminate amount of interests to be offered or sold pursuant to the employee benefit plan described herein.

(2) Estimated solely for the purpose of calculating the amount of the registration fee, pursuant to paragraphs (c) and (h) of Rule 457 under the Securities Act, on the basis of the average of high and low sale prices of the shares of Common Stock, par value $.01 per share, of Focal Communications Corporation (the "Common Stock"), on the Nasdaq Stock Market's National Market on September 18, 2000.

================================================================================

                                    PART I

             Information Required in the Section 10(a) Prospectus

     The documents containing the information specified in Part I of Form S-8 will be sent or given to participating employees as specified by Rule 428(b)(1). These documents and the documents incorporated by reference into this Registration Statement pursuant to Item 3 of Part II of this Registration Statement, taken together, constitute a prospectus that meets the requirements of Section 10(a) of the Securities Act.

                                    PART II

              Information Required in the Registration Statement

Item 3. Incorporation of Documents by Reference

     The following documents filed by Focal Communications Corporation (the "Company" or the "Registrant") with the Securities and Exchange Commission (the "Commission") are incorporated by reference in this Registration Statement:

          (a) The Company's Annual Report on Form 10-K for the year ended December 31, 1999, filed with the Commission on March 10, 2000.

          (b) The Company's Quarterly Report on Form 10-Q for the Quarter ended March 31, 2000, filed with the Commission on May 12, 2000.

          (c) The Company's Quarterly Report on Form 10-Q for the Quarter ended June 30, 2000, filed with the Commission on August 14, 2000.

          (d) The Company's Proxy Statement for the Annual Meeting of Stockholders held on June 15, 2000.

          (e) The description of the Company's Common Stock contained in the Company's registration statement on Form 8-A, filed with the Commission on July 26, 1999 (Reg. No. 000-26821) (the "Form 8-A").

     All other documents filed by the Company pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act subsequent to the date of this Registration Statement and prior to the filing of a post-effective amendment indicating that all securities offered under this Registration Statement have been sold, or deregistering all securities then remaining unsold, are also incorporated by reference and shall be a part hereof from the date of filing of such documents.

     Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superceded for purposes of this Registration Statement to the extent that a statement contained herein or in any subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supercedes such statement. Any such statement so modified or superceded shall not be deemed, except as so modified or superceded, to constitute a part of this Registration Statement.

Item 4.  Description of Securities.

     Not applicable.

Item 5.  Interests of Named Experts and Counsel

     Not applicable.

Item 6.  Indemnification of Directors and Officers

     We have statutory authority to indemnify our officers and directors. The applicable provisions of the Delaware General Corporation Law state that, to the extent an officer or director is successful on the merits or otherwise, a corporation may indemnify any person who was or is a party or who is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation), by reason of the fact that he is or was a director, officer, employee or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise (each, a "Person"), against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement, actually and reasonably incurred by such Person, if he acted in good faith and in a manner he reasonably believed to be in, or not opposed to, the best interests of the corporation and with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. In any threatened, pending or completed action by or in the right of the corporation, a corporation also may indemnify any such Person for costs actually and reasonably incurred by him in connection with that action's defense or settlement, if he acted in good faith and in a manner he reasonably believed to be in or not opposed to, the best interests of the corporation; however, no indemnification shall be made with respect to any claim, issue or matter as to which such Person shall have been adjudged to be liable to the corporation, unless and only to the extent that a court shall determine that such indemnity is proper.

     Under the applicable provisions of the Delaware General Corporation Law, any indemnification shall be made by the corporation only as authorized in the specific case upon a determination that the indemnification of the director, officer, employee or agent is proper in the circumstances because he has met the applicable standard of conduct. Such determination shall be made:

          (1) By the board of directors by a majority vote of the directors who are not parties to such action, suit or proceeding, even if less than a quorum;

          (2) By a committee of directors designated by a majority vote of the directors who are not parties to such action, suit or proceeding, even if less than a quorum;

          (3) If there are no such directors, or if such directors so direct, by independent legal counsel in a written opinion; or

          (4)  By the stockholders.

     The Company's certificate of incorporation and bylaws provide for indemnification to the full extent permitted by the laws of the State of Delaware against and with respect to threatened, pending or completed actions, suits or proceedings arising from or alleged to arise from, a party's actions or omissions as a director, officer, employee or agent of the Company or of any subsidiary of the Company or of any other corporation, partnership, joint venture, trust or other entity which he has served in such capacity at the request of the Company if such acts or omissions occurred or were or are alleged to have occurred, while said party was a director, officer, employee or agent of the Company.

     In addition, the Company maintains liability insurance for its directors and officers.

Item 7.  Exemption from Registration Claimed.

     Not applicable.

Item 8.  Exhibits

Exhibit Number  Description
--------------  -----------

4.1 Amended and Restated Certificate of Incorporation (incorporated by reference to Exhibit No. 3.3 to the Company's Registration Statement on Form S-1 originally filed with the Commission on May 7, 1999 (Registration No. 333-77995) (the "S-1"))

4.2 Amendment to the Certificate of Incorporation (incorporated by reference to Exhibit 3.1 to the Company's Quarterly Report on Form 10-Q for the period ending June 30, 2000, originally filed with the Commission on August 14, 2000)

4.3 Amended and Restated By-Laws (incorporated by reference to Exhibit No. 3.5 to the S-1)

4.4 Indenture with Harris Trust and Savings Bank, dated February 18, 1998 (incorporated by reference to Exhibit No. 4.1 to the Company's Registration Statement on Form S-4 originally filed with the Commission on August 13, 1998 (Registration No. 333-49397) (the "S-4"))

4.5 Initial Global 12.125% Senior Discount Note Due February 15, 2008, dated February 18, 1998 (incorporated by reference to Exhibit No. 4.2 of the S-4)

4.6 Stock Purchase Agreement with Madison Dearborn Capital Partners, L.P., Frontenac VI, L.P., Battery Ventures III, L.P., Brian F. Addy, John R. Barnicle, Joseph Beatty, and Robert C. Taylor Jr., dated November 27, 1996 (incorporated by reference to Exhibit No. 4.5 of the S-4)

Exhibit Number  Description
--------------  -----------

4.7 Amendment No. 1 to Stock Purchase Agreement with Madison Dearborn Capital Partners, L.P., Frontenac VI, L.P., Battery Ventures III, L.P., Brian F. Addy, John R. Barnicle, Joseph Beatty, and Robert C. Taylor Jr., dated January 23, 1998 (incorporated by reference to Exhibit No. 4.6 of the S-4)

4.8 Amendment No. 2 to Stock Purchase Agreement with Madison Dearborn Capital Partners, L.P., Frontenac VI, L.P., Battery Ventures III, L.P., Brian F. Addy, John R. Barnicle, Joseph Beatty, and Robert C. Taylor Jr., dated as of August 21, 1998 (incorporated by reference to Exhibit No. 4.8 to the Company's Quarterly Report on Form 10-Q for the period ending September 30, 1998, originally filed with the Commission on November 16, 1998 (the "3rd Quarter 1998 10-Q"))

4.9 Vesting Agreement with Madison Dearborn Capital Partners, L.P., Brian F. Addy, John R. Barnicle, Joseph Beatty and Robert C. Taylor, Jr., dated as of November 27, 1996 (incorporated by reference to Exhibit No. 4.1 of the 3rd Quarter 1998 10-Q)

4.10            Vesting Agreement with Frontenac VI, L.P., Brian F. Addy,
                John R. Barnicle, Joseph Beatty and Robert C. Taylor, Jr., dated as of November 27, 1996 (incorporated by reference to Exhibit No. 4.2 of the 3rd Quarter 1998 10-Q)

4.11            Vesting Agreement with Battery Ventures III, L.P., Brian F.
                Addy, John R. Barnicle, Joseph Beatty and Robert C. Taylor, Jr., dated as of November 27, 1996 (incorporated by reference to Exhibit No. 4.3 of the 3rd Quarter 1998 10-Q)

4.12 Amendment No. 1 to Vesting Agreement and Consent as of August 21, 1998, between the Company and Madison Dearborn Capital Partners, L.P., Frontenac VI, L.P., Battery Ventures III, L.P., Brian F. Addy, John R. Barnicle, Joseph Beatty and Robert C. Taylor, Jr., dated as of August 21, 1998 (incorporated by reference to Exhibit No. 4.4 of the 3rd Quarter 1998 10-Q)

4.13 Amendment No. 1 to Vesting Agreement and Consent as of August 21, 1998, between the Company and Madison Dearborn Capital Partners, L.P., Frontenac VI, L.P., Battery Ventures III, L.P., Brian F. Addy, John R. Barnicle, Joseph Beatty and Robert C. Taylor, Jr., dated as of August 21, 1998 (incorporated by reference to Exhibit No. 4.5 of the 3rd Quarter 1998 10-Q)

4.14 Amendment No. 1 to Vesting Agreement and Consent as of August 21, 1998, between the Company and Madison Dearborn Capital Partners, L.P., Frontenac VI, L.P., Battery Ventures III, L.P., Brian F. Addy, John R. Barnicle, Joseph Beatty and Robert C. Taylor, Jr., dated as of August 21, 1998 (incorporated by reference to Exhibit No. 4.6 of the 3rd Quarter 1998 10-Q)

Exhibit Number  Description
--------------  -----------

4.15 Form of Restricted Stock Agreement, dated September 30, 1998 between the Company and each of Brian F. Addy, John R. Barnicle, Joseph Beatty, and Robert C. Taylor, Jr. (incorporated by reference to Exhibit No. 4.7 of the 3rd Quarter 1998 10-Q)

4.16 Stockholders Agreement with Madison Dearborn Capital Partners, L.P., Frontenac VI, L.P., Battery Ventures III, L.P., Brian F. Addy, John R. Barnicle, Joseph Beatty, and Robert C. Taylor Jr., dated November 27, 1996 (incorporated by reference to Exhibit No. 4.11 of the S-4)

4.17 Amendment No. 1 to Stockholders Agreement with Madison Dearborn Capital Partners, L.P., Frontenac VI, L.P., Battery Ventures III, L.P., Brian F. Addy, John R. Barnicle, Joseph Beatty, and Robert C. Taylor Jr., dated as of July 7, 1998 (incorporated by reference to Exhibit No. 4.9 of the 3rd Quarter 1998 10-Q)

4.18 Amendment No. 2 to Stockholders Agreement with Madison Dearborn Capital Partners, L.P., Frontenac VI, L.P., Battery Ventures III, L.P., Brian F. Addy, John R. Barnicle, Joseph Beatty, and Robert C. Taylor Jr., dated as of August 21, 1998 (incorporated by reference to Exhibit No. 4.10 of the 3rd Quarter 1998 10-Q)

4.19 Amendment No. 3 to Stockholders Agreement with Madison Dearborn Capital Partners, L.P., Frontenac VI, L.P., Battery Ventures III, L.P., Brian F. Addy, John R. Barnicle, Joseph Beatty, and Robert C. Taylor Jr., dated as of February 16, 1999 (incorporated by reference to Exhibit No. 4.16 to the Company's Annual Report on Form 10-K for year ended December 31, 1998 originally filed with the Commission on March 31, 1998 (the "1998 10-K"))

4.20            Executive Stock Agreement and Employment Agreement with Brian F.
                Addy, dated November 27, 1996 (incorporated by reference to Exhibit No. 4.12 of the S-4)

4.21            Executive Stock Agreement and Employment Agreement with John R.
                Barnicle, dated November 27, 1996 (incorporated by reference to Exhibit No. 4.13 of the S-4)

4.22            Executive Stock Agreement and Employment Agreement with Joseph
                A. Beatty, dated November 27, 1996 (incorporated by reference to Exhibit No. 4.14 of the S-4)

4.23            Executive Stock Agreement and Employment Agreement with Robert
                C. Taylor, Jr., dated November 27, 1996 (incorporated by reference to Exhibit No. 4.15 of the S-4)

4.24 Amendment No. 1 to Executive Employment Agreement and Consent with Brian F. Addy, dated as of August 21, 1998 (incorporated by reference to Exhibit No. 4.11 of the 3rd Quarter 1998 10-Q)

Exhibit Number  Description
--------------  -----------

4.25 Amendment No. 1 to Executive Employment Agreement and Consent with John R. Barnicle, dated as of August 21, 1998 (incorporated by reference to Exhibit No. 4.12 of the 3rd Quarter 1998 10-Q)

4.26 Amendment No. 1 to Executive Employment Agreement and Consent with Joseph Beatty, dated as of August 21, 1998 (incorporated by reference to Exhibit No. 4.13 of the 3rd Quarter 1998 10-Q)

4.27 Amendment No. 1 to Executive Employment Agreement and Consent with Robert C. Taylor, dated as of August 21, 1998 (incorporated by reference to Exhibit No. 4.14 of the 3rd Quarter 1998 10-Q)

4.28 Registration Agreement with Madison Dearborn Capital Partners, L.P., Frontenac VI, L.P., Battery Ventures III, L.P., Brian F. Addy, John R. Barnicle, Joseph Beatty, and Robert C. Taylor Jr., dated November 27, 1996 (incorporated by reference to Exhibit No. 4.16 of the S-4)

4.29 Amendment No. 1 to Registration Agreement with Madison Dearborn Capital Partners, L.P., Frontenac VI, L.P., Battery Ventures III, L.P., Brian F. Addy, John R. Barnicle, Joseph Beatty, and Robert C. Taylor Jr., dated as of August 21, 1998 (incorporated by reference to Exhibit No. 4.15 of the 3rd Quarter 1998 10-Q)

4.30 Amendment No. 4 to Stockholders Agreement with Madison Dearborn Capital Partners, L.P., Frontenac VI, L.P., Battery Ventures III, L.P., Brian F. Addy, John R. Barnicle, Joseph Beatty and Robert C. Taylor, Jr., dated as of May 21, 1999 (incorporated by reference to Exhibit No. 4.27 of the S-1)

4.31 Restricted Shares Agreement with Michael L. Mael, effective as of January 31, 2000 (incorporated by reference to Exhibit 4.1 to the Company's Quarterly Report on Form 10-Q for the period ending March 31, 2000, originally filed with the Commission on May 12, 2000 (the "1st Quarter 2000 10-Q")

4.32 Executive Employment Agreement with Michael L. Mael, dated as of January 8, 2000 (incorporated by reference to Exhibit 10.1 of the 1st Quarter 2000 10-Q)

4.33 Indenture with Harris Trust and Savings Bank, dated January 12, 2000 (incorporated by reference to Exhibit 4.28 to the Company's Registration Statement on Form S-4 originally filed with the Commission on April 10, 2000 (Registration No. 333-34480) (the "2000 S-4"))

4.34 Form of 11 7/8% Senior Note due January 15, 2010 No. 1 (CUSIP No. 344155AD8) (incorporated by reference to Exhibit 4.29 to the 2000 S-4)

4.35 Form of 11 7/8% Senior Note due January 15, 2010 No. 2 (CUSIP No. U3143AB4) (incorporated by reference to Exhibit 4.30 to the 2000 S-4)

Exhibit Number  Description
--------------  -----------

4.36 Exchange and Registration Agreement with Salomon Smith Barney Inc., Donaldson, Lufkin & Jenrette Securities Corporation, Morgan Stanley & Co. Incorporated, TD Securities (USA) Inc. and Banc of America Securities LLC, dated January 12, 2000 (incorporated by reference to Exhibit 4.31 to the 2000 S-4)

4.37 Form of Exchange Agent Agreement with Harris Trust and Savings Bank (incorporated by reference to Exhibit 4.33 to the 2000 S-4)

4.38 Credit and Guaranty Agreement, dated as of August 25, 2000, among Focal Communications Corporation, Focal Financial Services, Inc., Certain Subsidiaries of Focal Communications Corporation, Various Lenders, Goldman Sachs Credit Partners L.P., Salomon Smith Barney Inc., Citibank, N.A. and Bank of America, N.A. (incorporated by reference to Exhibit No. 4.38 to the Company's Registration Statement on Form S-8 originally filed with the Commission on September 21, 2000 (Registration No. 333-46302))

4.39            401(k) Profit Sharing Plan

4.40            401(k) Letter of Understanding Employer Stock

23.2            Consent of Independent Public Accountants

24.1            Power of Attorney

99.1            Internal Revenue Service Approval Letters

Item 9.  Undertakings

     (a)  The undersigned Registrant hereby undertakes:

          (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

               (i) To include any prospectus required by Section 10(a)(3) of the Securities Act;

               (ii) To reflect in the prospectus any facts or events arising after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than 20 percent change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective Registration Statement.

               (iii) To include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement;

          Provided, however, that paragraphs (a)(1)(i) and (a)(1)(ii) do not apply if the Registration Statement is on Form S-3, Form S-8 or Form F-3, and the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed with or furnished to the Commission by the registrant pursuant to
          Section 13 or Section 15(d) of the Exchange Act that are incorporated by reference in the Registration Statement.

          (2) That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

          (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

     (b) The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the registrant's annual report pursuant to Section 13(a) or 15(d) of the Exchange Act (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Exchange Act) that is incorporated by reference in the Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     (h) Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                  SIGNATURES

     The Registrant. Pursuant to the requirements of the Securities Act, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Chicago, State of Illinois, on September 21, 2000.


                              FOCAL COMMUNICATIONS CORPORATION


                              By: /s/ Robert C. Taylor, Jr.
                                 --------------------------
                                      Robert C. Taylor, Jr.
                                      President and Chief Executive Officer


     Pursuant to the requirements of the Securities Act, this Registration Statement has been signed by the following persons in the capacities and on the date indicated

             Signature                             Title                     Date
             ---------                             -----                     ----
 /s/ Robert C. Taylor, Jr.             Director, President and Chief       September 21, 2000
------------------------------         Executive Officer (Principal
     Robert C. Taylor, Jr.             Executive Officer)



 /s/ John R. Barnicle*                 Director, Executive Vice            September 21, 2000
------------------------------         President and Chief Operating
     John R. Barnicle                  Officer


 /s/ Joseph A. Beatty                  Director, Executive Vice President  September 21, 2000
------------------------------         and Chief Financial Officer
     Joseph A. Beatty                  (Principal Financial Officer)


 /s/ Gregory J. Swanson                Controller (Principal Accounting    September 21, 2000
------------------------------         Officer)
     Gregory J. Swanson


 /s/ James E. Crawford, III*           Director                            September 21, 2000
------------------------------
     James E. Crawford, III

 /s/ Todd A. Dagres*                   Director                            September 21, 2000
------------------------------
     Todd A. Dagres


 /s/ John A. Edwardson*                Director                            September 21, 2000
------------------------------
     John A. Edwardson


 /s/ Kathleen A. Perone*               Director                            September 21, 2000
------------------------------
     Kathleen A. Perone


 /s/ James N. Perry, Jr.*              Director                            September 21, 2000
------------------------------
     James N. Perry, Jr.


 /s/ Andrew E. Sinwell*                Director                            September 21, 2000
------------------------------
     Andrew E. Sinwell


 /s/ Paul G. Yovovich*                 Director                            September 21, 2000
------------------------------
     Paul G. Yovovich


     The Plan. Pursuant to the requirements of the Securities Act of 1933, the Plan has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Chicago, state of Illinois, on September 21, 2000.

                                    401(k) Profit Sharing Plan


                                    By:      /s/ James N. Perry*
                                        ---------------------------------------
                                             James N. Perry
                                             Compensation Committee Member

* Renee M. Martin, the undersigned attorney-in-fact, by signing her name hereto, does hereby sign and execute this Registration Statement on behalf of the above indicated Registrant, officers and directors thereof (constituting a majority of the directors) and the Plan pursuant to a Power of Attorney filed with the Securities and Exchange Commission.

September 21, 2000                  By:  /s/ Renee M. Martin
                                       -----------------------------------------
                                             Renee M. Martin
                                             Senior Vice President
                                             and General Counsel

                                 EXHIBIT INDEX



Exhibit Number  Description                                         Location
--------------  -----------                                         --------

4.1             Amended and Restated Certificate of               Incorporated
                Incorporation (incorporated by reference to       reference by
                Exhibit No. 3.3 to the Company's Registration
                Statement on Form S-1 originally filed with the Commission on May 7, 1999 (Registration No.
                333-77995) (the "S-1"))

4.2             Amendment to the Certificate of Incorporation     Incorporated
                (incorporated by reference to Exhibit 3.1 to the reference by Company's Quarterly Report on Form 10-Q for the period ending June 30, 2000, originally filed with the Commission on August 14, 2000)

4.3             Amended and Restated By-Laws (incorporated        Incorporated
                by reference to Exhibit No. 3.5 to the S-1)       reference by

4.4             Indenture with Harris Trust and Savings Bank,     Incorporated
                dated February 18, 1998 (incorporated by          reference by
                reference to Exhibit No. 4.1 to the Company's
                Registration Statement on Form S-4 originally filed with the Commission on August 13, 1998
                (Registration No. 333-49397) (the "S-4"))

4.5             Initial Global 12.125% Senior Discount Note Due   Incorporated
                February 15, 2008, dated February 18, 1998        reference by
                (incorporated by reference to Exhibit No. 4.2 of the S-4)

4.6             Stock Purchase Agreement with Madison             Incorporated
                Dearborn Capital Partners, L.P., Frontenac VI,    reference by
                L.P., Battery Ventures III, L.P., Brian F. Addy,
                John R. Barnicle, Joseph Beatty, and Robert C.
                Taylor Jr., dated November 27, 1996
                (incorporated by reference to Exhibit No. 4.5 of the S-4)

4.7             Amendment No. 1 to Stock Purchase Agreement       Incorporated
                with Madison Dearborn Capital Partners, L.P.,     reference by
                Frontenac VI, L.P., Battery Ventures III, L.P.,
                Brian F. Addy, John R. Barnicle, Joseph Beatty, and Robert C. Taylor Jr., dated January 23, 1998
                (incorporated by reference to Exhibit No. 4.6 of the S-4)

Exhibit Number  Description                                         Location
--------------  -----------                                         --------

4.8             Amendment No. 2 to Stock Purchase Agreement       Incorporated
                with Madison Dearborn Capital Partners, L.P.,     reference
                Frontenac VI, L.P., Battery Ventures III, L.P.,
                Brian F. Addy, John R. Barnicle, Joseph Beatty, and Robert C. Taylor Jr., dated as of August 21,
                1998 (incorporated by reference to Exhibit No.
                4.8 to the Company's Quarterly Report on Form
                10-Q for the period ending September 30, 1998, originally filed with the Commission on November 16, 1998 (the "3rd Quarter 1998 10-
                Q"))

4.9             Vesting Agreement with Madison Dearborn           Incorporated
                Capital Partners, L.P., Brian F. Addy, John R.    reference by
                Barnicle, Joseph Beatty and Robert C. Taylor,
                Jr., dated as of November 27, 1996
                (incorporated by reference to Exhibit No. 4.1 of the 3rd Quarter 1998 10-Q)

4.10            Vesting Agreement with Frontenac VI, L.P.,        Incorporated
                Brian F. Addy, John R. Barnicle, Joseph Beatty    reference by
                and Robert C. Taylor, Jr., dated as of
                November 27, 1996 (incorporated by reference to Exhibit No. 4.2 of the 3rd Quarter 1998 10-Q)

4.11            Vesting Agreement with Battery Ventures III,      Incorporated
                L.P., Brian F. Addy, John R. Barnicle, Joseph     reference by
                Beatty and Robert C. Taylor, Jr., dated as of
                November 27, 1996 (incorporated by reference to Exhibit No. 4.3 of the 3rd Quarter 1998 10-Q)

4.12            Amendment No. 1 to Vesting Agreement and          Incorporated
                Consent as of August 21, 1998, between the        reference by
                Company and Madison Dearborn Capital
                Partners, L.P., Frontenac VI, L.P., Battery
                Ventures III, L.P., Brian F. Addy, John R.
                Barnicle, Joseph Beatty and Robert C. Taylor,
                Jr., dated as of August 21, 1998 (incorporated by reference to Exhibit No. 4.4 of the 3rd Quarter
                1998 10-Q)

4.13            Amendment No. 1 to Vesting Agreement and          Incorporated
                Consent as of August 21, 1998, between the        reference by
                Company and Madison Dearborn Capital
                Partners, L.P., Frontenac VI, L.P., Battery
                Ventures III, L.P., Brian F. Addy, John R.
                Barnicle, Joseph Beatty and Robert C. Taylor,
                Jr., dated as of August 21, 1998 (incorporated by reference to Exhibit No. 4.5 of the 3rd Quarter
                1998 10-Q)

Exhibit Number  Description                                         Location
--------------  -----------                                         --------

4.14            Amendment No. 1 to Vesting Agreement and          Incorporated
                Consent as of August 21, 1998, between the        reference by
                Company and Madison Dearborn Capital
                Partners, L.P., Frontenac VI, L.P., Battery
                Ventures III, L.P., Brian F. Addy, John R.
                Barnicle, Joseph Beatty and Robert C. Taylor,
                Jr., dated as of August 21, 1998 (incorporated by reference to Exhibit No. 4.6 of the 3rd Quarter
                1998 10-Q)

4.15            Form of Restricted Stock Agreement, dated         Incorporated
                September 30, 1998 between the Company and        reference by
                each of Brian F. Addy, John R. Barnicle, Joseph
                Beatty, and Robert C. Taylor, Jr. (incorporated by reference to Exhibit No. 4.7 of the 3rd Quarter
                1998 10-Q)

4.16            Stockholders Agreement with Madison Dearborn      Incorporated
                Capital Partners, L.P., Frontenac VI, L.P.,       reference by
                Battery Ventures III, L.P., Brian F. Addy, John R.
                Barnicle, Joseph Beatty, and Robert C. Taylor
                Jr., dated November 27, 1996 (incorporated by reference to Exhibit No. 4.11 of the S-4)

4.17            Amendment No. 1 to Stockholders Agreement         Incorporated
                with Madison Dearborn Capital Partners, L.P.,     reference by
                Frontenac VI, L.P., Battery Ventures III, L.P.,
                Brian F. Addy, John R. Barnicle, Joseph Beatty, and Robert C. Taylor Jr., dated as of July 7,
                1998 (incorporated by reference to Exhibit No.
                4.9 of the 3rd Quarter 1998 10-Q)

4.18            Amendment No. 2 to Stockholders Agreement         Incorporated
                with Madison Dearborn Capital Partners, L.P.,     reference by
                Frontenac VI, L.P., Battery Ventures III, L.P.,
                Brian F. Addy, John R. Barnicle, Joseph Beatty, and Robert C. Taylor Jr., dated as of August 21,
                1998 (incorporated by reference to Exhibit No.
                4.10 of the 3rd Quarter 1998 10-Q)

4.19            Amendment No. 3 to Stockholders Agreement         Incorporated
                with Madison Dearborn Capital Partners, L.P.,     reference by
                Frontenac VI, L.P., Battery Ventures III, L.P.,
                Brian F. Addy, John R. Barnicle, Joseph Beatty, and Robert C. Taylor Jr., dated as of February
                16, 1999 (incorporated by reference to Exhibit
                No. 4.16 to the Company's Annual Report on
                Form 10-K for year ended December 31, 1998 originally filed with the Commission on March 31, 1998 (the "1998 10-K"))

Exhibit Number  Description                                         Location
--------------  -----------                                         --------

4.20            Executive Stock Agreement and Employment          Incorporated
                Agreement with Brian F. Addy, dated November      reference by
                27, 1996 (incorporated by reference to Exhibit
                No. 4.12 of the S-4)

4.21            Executive Stock Agreement and Employment          Incorporated
                Agreement with John R. Barnicle, dated            reference by
                November 27, 1996 (incorporated by reference to Exhibit No. 4.13 of the S-4)

4.22            Executive Stock Agreement and Employment          Incorporated
                Agreement with Joseph A. Beatty, dated            reference by
                November 27, 1996 (incorporated by reference to Exhibit No. 4.14 of the S-4)

4.23            Executive Stock Agreement and Employment          Incorporated
                Agreement with Robert C. Taylor, Jr., dated       reference by
                November 27, 1996 (incorporated by reference to Exhibit No. 4.15 of the S-4)

4.24            Amendment No. 1 to Executive Employment           Incorporated
                Agreement and Consent with Brian F. Addy,         reference by
                dated as of August 21, 1998 (incorporated by reference to Exhibit No. 4.11 of the 3rd Quarter
                1998 10-Q)

4.25            Amendment No. 1 to Executive Employment           Incorporated
                Agreement and Consent with John R. Barnicle,      reference by
                dated as of August 21, 1998 (incorporated by reference to Exhibit No. 4.12 of the 3rd Quarter
                1998 10-Q)

4.26            Amendment No. 1 to Executive Employment           Incorporated
                Agreement and Consent with Joseph Beatty,         reference by
                dated as of August 21, 1998 (incorporated by reference to Exhibit No. 4.13 of the 3rd Quarter
                1998 10-Q)

4.27            Amendment No. 1 to Executive Employment           Incorporated
                Agreement and Consent with Robert C. Taylor,      reference by
                dated as of August 21, 1998 (incorporated by reference to Exhibit No. 4.14 of the 3rd Quarter
                1998 10-Q)

4.28            Registration Agreement with Madison Dearborn      Incorporated
                Capital Partners, L.P., Frontenac VI, L.P.,       reference by
                Battery Ventures III, L.P., Brian F. Addy, John R.
                Barnicle, Joseph Beatty, and Robert C. Taylor
                Jr., dated November 27, 1996 (incorporated by reference to Exhibit No. 4.16 of the S-4)

Exhibit Number  Description                                         Location
--------------  -----------                                         --------

4.29            Amendment No. 1 to Registration Agreement         Incorporated
                with Madison Dearborn Capital Partners, L.P.,     reference by
                Frontenac VI, L.P., Battery Ventures III, L.P.,
                Brian F. Addy, John R. Barnicle, Joseph Beatty, and Robert C. Taylor Jr., dated as of August 21,
                1998 (incorporated by reference to Exhibit No.
                4.15 of the 3rd Quarter 1998 10-Q)

4.30            Amendment No. 4 to Stockholders Agreement         Incorporated
                with Madison Dearborn Capital Partners, L.P.,     reference by
                Frontenac VI, L.P., Battery Ventures III, L.P.,
                Brian F. Addy, John R. Barnicle, Joseph Beatty and Robert C. Taylor, Jr., dated as of May 21,
                1999 (incorporated by reference to Exhibit No.
                4.27 of the S-1)

4.31            Restricted Shares Agreement with Michael L.       Incorporated
                Mael, effective as of January 31, 2000            reference by
                (incorporated by reference to Exhibit 4.1 to the Company's Quarterly Report on Form 10-Q for the period ending March 31, 2000, originally filed with the Commission on May 12, 2000 (the "1st
                Quarter 2000 10-Q")

4.32            Executive Employment Agreement with Michael       Incorporated
                L. Mael, dated as of January 8, 2000              reference by
                (incorporated by reference to Exhibit 10.1 of the 1st Quarter 2000 10-Q)

4.33            Indenture with Harris Trust and Savings Bank,     Incorporated
                dated January 12, 2000 (incorporated by           reference by
                reference to Exhibit 4.28 to the Company's
                Registration Statement on Form S-4 originally filed with the Commission on April 10, 2000
                (Registration No. 333-34480) (the "2000 S-4"))

4.34            Form of 11 7/8% Senior Note due January 15,       Incorporated
                2010 No. 1 (CUSIP No. 344155AD8)                  reference by
                (incorporated by reference to Exhibit 4.29 to the 2000 S-4)

4.35            Form of 11 7/8% Senior Note due January 15,       Incorporated
                2010 No. 2 (CUSIP No. U3143AB4)                   reference by
                (incorporated by reference to Exhibit 4.30 to the 2000 S-4)

Exhibit Number  Description                                          Location
--------------  -----------                                          --------

4.36            Exchange and Registration Agreement with           Incorporated
                Salomon Smith Barney Inc., Donaldson, Lufkin &     reference by
                Jenrette Securities Corporation, Morgan Stanley
                & Co. Incorporated, TD Securities (USA) Inc. and
                Banc of America Securities LLC, dated January
                12, 2000 (incorporated by reference to Exhibit
                4.31 to the 2000 S-4)

4.37            Form of Exchange Agent Agreement with Harris       Incorporated
                Trust and Savings Bank (incorporated by            reference by
                reference to Exhibit 4.33 to the 2000 S-4)

4.38            Credit and Guaranty Agreement, dated as of         Incorporated
                August 25, 2000, among Focal Communications        reference by
                Corporation, Focal Financial Services, Inc.,
                Certain Subsidiaries of Focal Communications
                Corporation, Various Lenders, Goldman Sachs
                Credit Partners L.P., Salomon Smith Barney Inc.,
                Citibank, N.A. and Bank of America, N.A.
                (incorporated by reference to Exhibit No. 4.38 to
                the Company's Registration Statement on Form
                S-8 originally filed with the Commission on
                September 21, 2000 (Registration No. 333-
                46302))

4.39            401(k) Profit Sharing Plan                        Filed herewith

4.40            401(k) Plan Letter of Understanding Employer      Filed herewith
                Stock

23.2            Consent of Independent Public Accountants         Filed herewith

24.1            Power of Attorney                                 Filed herewith

99.1            Internal Revenue Service Approval Letters         Filed herewith